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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 20, 2005


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




            Delaware                       0-692                46-0172280
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

        125 South Dakota Avenue                                 57104
       Sioux Falls, South Dakota                             (Zip Code)
(Address of principal executive offices)

                                 (605) 978-2908
              (Registrant's telephone number, including area code)






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Item 8.01      Other Events

On March 20, 2005, the Company issued a press release announcing that it filed a Form S-3 Registration Statement with the Securities and Exchange Commission registering for resale shares of its common stock and common stock purchase warrants owned by certain security holders who may be interested in selling their securities. The press release also announced that the Company's Board of Directors has established July 14, 2005, as the new date for the annual meeting of shareholders. The meeting was previously scheduled for May 19, 2005. The press release is attached hereto as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits


EXHIBIT NO.       DESCRIPTION OF DOCUMENT
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99.1*             Press Release of NorthWestern Corporation dated March 20, 2005

* filed herewith









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NorthWestern Corporation


                                    By:     \s\ Roger P. Schrum
                                            ------------------------------------
                                            Roger P. Schrum
                                            Vice President - Human Resources and
                                            Communications


Date:  March 21, 2005



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                                Index to Exhibits
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EXHIBIT NO.       DESCRIPTION OF DOCUMENT
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99.1*             Press Release of NorthWestern Corporation dated March 20, 2005

* filed herewith